                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Killbuck Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                            KILLBUCK BANCSHARES, INC.













                            NOTICE OF ANNUAL MEETING


                                       AND


                                 PROXY STATEMENT
















                           ANNUAL SHAREHOLDERS MEETING


                                 APRIL 26, 2004

                            KILLBUCK BANCSHARES, INC.
                               165 N. Main Street
                               Killbuck, OH 44637

                       ----------------------------------

                           NOTICE OF ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                 April 26, 2004

TO THE HOLDERS OF SHARES OF COMMON STOCK:

         Notice is hereby given that the Annual Meeting of the Shareholders of Killbuck Bancshares, Inc. (the "Corporation") will be held at the main office of the Corporation, 165 N. Main Street, Killbuck, Ohio, on Monday, April 26, 2004, at 7:30 p.m. (local time), for the purpose of considering and voting upon the following matters:

1. The election of three Directors (to be elected to Class C of the Corporation's staggered Board of Directors) to serve a three-year term or until their successors shall have been elected and qualified.

2. To transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Corporation.

         Shareholders of record at the close of business on March 20, 2004, are the only shareholders entitled to notice of and to vote at the Annual Shareholders Meeting.

                                           By order of the Board of Directors

                                           /s/ Luther E. Proper

                                           Luther E. Proper,
                                           President and Chief Executive Officer


March 20, 2004

                                    IMPORTANT

         WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED.

                            KILLBUCK BANCSHARES, INC.
                                 KILLBUCK, OHIO

                                 PROXY STATEMENT

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Killbuck Bancshares, Inc. (the "Corporation") of proxies to be voted at the Annual Meeting of Shareholders to be held on Monday, April 26, 2004, in accordance with the foregoing notice.

         Killbuck Bancshares, Inc. is a registered bank holding company of which The Killbuck Saving Bank Company (hereinafter collectively "Corporation") is its principal subsidiary.

         The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Corporation. All costs associated with the solicitation will be borne by the Corporation. The Corporation does not intend to solicit proxies other than by use of the mails, but certain officers and regular employees of the Corporation or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The proxy materials are first being mailed to shareholders on or about March 20, 2004.

         Any shareholder executing a proxy has the right to revoke it by the execution of a subsequently dated proxy, by written notice delivered to the Secretary of the Corporation prior to the exercise of the proxy or in person by voting at the meeting. The shares will be voted in accordance with the direction of the shareholder as specified on the proxy. In the absence of instructions, the proxy will be voted "FOR" the election of the three persons listed in this Proxy Statement.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only shareholders of record at the close of business on March 20, 2004, will be eligible to vote at the Annual Meeting or any adjournment thereof. As of March 20, 2004, the Corporation had outstanding 664,173 shares of no par value common stock. Shareholders are entitled to one vote for each share of common stock owned as of the record date.

         All Directors and Executive Officers of the Corporation as a group (comprised of eleven individuals), beneficially held 22,172 shares of the Corporation's common stock as of March 20, 2004, representing 3.34 percent of the outstanding common stock of the Corporation.

                             PRINCIPAL SHAREHOLDERS

         To the Corporation's knowledge, except as noted below, no person or entity owns beneficially, directly or indirectly, 5 percent or more of the Corporation's outstanding common stock as of March 20, 2004.

                                          AMOUNT AND NATURE OF         % OF
NAME AND ADDRESS OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP(1)       CLASS
------------------------------------     -----------------------       -----
The Holmes Limestone Co.                    45,120 Shares(2)           6.79%
P.O. Box 295
Berlin, Ohio 44610

Thomas D. Gindlesberger                     35,000 Shares(2)           5.27%
401 Port Washington Road
Millersburg, Ohio  44654
----------------------
(1) All shares subject to sole voting and investment power unless otherwise indicated.
(2) The source for this information is a Form SC 13-G, as filed by shareholder with the Securities and Exchange Commission on August 27, 1998.


                PROPOSAL #1 ELECTION OF DIRECTORS AND INFORMATION
                     WITH RESPECT TO DIRECTORS AND OFFICERS


               CLASSIFICATION SYSTEM FOR THE ELECTION OF DIRECTORS

         The Corporation has a staggered system for the election of Directors. Directors are divided into three classes as nearly equal in number as possible. The Corporation has nine Directors, and they are elected to serve a three-year term. The three nominees receiving the greatest number of votes will be elected as Directors. There is no minimum number of votes required to elect a Director. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election. The Board of Directors has no policy regarding Board member attendance at the annual meeting of shareholders. All nine Directors were in attendance at last year's meeting of the shareholders.

                      INFORMATION WITH RESPECT TO NOMINEES

         The following information is provided with respect to each Class C (term to expire in 2004) nominee for Director and each present and continuing Director whose term of office extends beyond the Annual Meeting of the Corporation's Shareholders.

                                        Principal Occupation During              Director of the
                Name and Age                   Past Five Years                  Corporation Since
                ------------            ---------------------------             -----------------
     Ted Bratton                         Farmer                                         1999
     (Age 42)
     Term expires 2004

     Max A. Miller                       Attorney-at-Law                                2001
     (Age 48)
     Term expires 2004

     Michael S. Yoder                    Owens-Brockway                                 1994
     (Age 61)                            (Retired 1999)
     Term expires 2004

    THE DIRECTORS UNANIMOUSLY RECOMMEND A VOTE IN FAVOR OF THIS PROPOSAL #1.


        INFORMATION WITH RESPECT TO DIRECTORS NOT STANDING FOR REELECTION


                                        Principal Occupation During              Director of the
                Name and Age                   Past Five Years                  Corporation Since
                ------------            ---------------------------             -----------------
     John W. Baker                       Retired                                        1992
     (Age 59)                            (President, Burgett Insurance through
     Term expires 2005                   December 31, 1997)

     Richard L. Fowler                   President, Mobile Homes of Ohio                1992
     (Age 73)
     Term expires 2005

     Kenneth E. Taylor                   Farmer                                         1992
     (Age 51)
     Term expires 2005

     Dean J. Mullet                      President, Mullet Cabinet                      1996
     (Age 52)
     Term expires 2006

     Luther E. Proper                    President and CEO, Killbuck Bancshares,        1992
     (Age 55)                            Inc. and The Killbuck Savings Bank Co.
     Term expires 2006                   Mr. Proper's term as executive officer
                                         is subject to annual renewal by
                                         resolution of the Board of Directors.

     Allan R. Mast                       Co-Owner Holmes M&M Construction               1992
     (Age 54)
     Term expires 2006


         The business experience of each of the above-listed nominees and Directors during the past five years was that typical to a person engaged in the principal occupation listed. Unless otherwise indicated, each of the nominees and Directors has had the same position or another executive position with the same employer during the past five years.

         Shareholders desiring to nominate individuals to serve as Directors may do so by following the procedure outlined in the Corporation's Code of Regulations requiring advance notice to the Corporation of such nomination and certain information regarding the proposed nominee.

                        SECURITY OWNERSHIP OF MANAGEMENT

                                                Shares of Corporation           Percentage of Beneficial
                                                  Common Stock Owned             Ownership as of 3/20/04
                    Name                      Beneficially as of 3/20/04
        Max A. Miller                                      500                             .08%
        John W. Baker                                      106                             .02%
        Ted Bratton(1)                                     245                             .04%
        Richard L. Fowler (2)                            8,787                            1.32%
        Craig A. Lawhead (3)                             1,795                             .27%
        Allan R. Mast (4)                                1,980                             .30%
        Dean J. Mullet                                     150                             .02%
        Luther E. Proper                                 6,700                            1.01%
        Kenneth E. Taylor                                1,459                             .22%
        Michael S. Yoder(5)                                400                             .06%
        Diane S. Knowles                                    50                             .01%
        All directors and executive officers
        as a group (11 persons)                         22,172                            3.34%

----------
(1) Includes 118 shares owned individually, 107 shares owned jointly with spouse and 20 shares owned individually by son.
(2) Includes 4,700 shares owned individually and 4,087 shares owned jointly with spouse.
(3) Includes 680 shares owned individually, 1,095 shares owned jointly with spouse and 20 shares owned by daughter.
(4) Includes 375 shares owned individually, 905 shares owned jointly with spouse and 700 shared owned by Holmes M&M Construction
(5) Includes 250 shares owned individually and 150 shares owned individually by spouse.

 COMMITTEES AND COMPENSATION OF, AND COMMUNICATIONS WITH, THE BOARD OF DIRECTORS

         Committees

         The Board of Directors conducts its business through meetings of the Board and through its committees. In accordance with the Code of Regulations of the Corporation, the Board of Directors has appointed and maintains an Audit Committee, Nominating and Governance Committee, Executive Committee, and Investment & Funds Committee and Loan Committee.

         As of January 12, 2004, the Corporation's nominating function will be performed by a newly formed Nominating and Governance Committee, which is comprised of the same members as the Corporation's Executive Committee. The nominating function was previously handled by the entire Board of Directors of the Corporation. In conducting its nominating function, the Nominating and Governance Committee is responsible for making annual nominations for Directors to fill vacancies created by expired terms of Directors and from time to time, making appointments to fill vacancies created prior to the expiration of a Director's term. During 2003, the full Board of Directors met once to consider and act upon the nomination of Directors. Each member of the Nominating and Governance Committee meets the independence requirements prescribed under Rule 4200 of the NASDAQ Marketplace listing standards. A copy of the Nominating and Governance Committee Charter is attached as an appendix to this proxy statement. While the Nominating and Governance Committee will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees, nor has it established any policy or procedures for this purpose. The Nominating and Governance Committee has determined that based upon the Corporation's size and the accessibility of the directors and executive management to the shareholders, no such policy or procedures are presently required.

         The Executive Committee of the Board is also responsible for administering the Corporation's employee benefit plans; setting the compensation of the President and Chief Executive Officer; reviewing the criteria that form the basis for management's officer and employee compensation recommendations and reviewing management's recommendations in this regard. The Executive Committee is composed of Messrs. Baker, Bratton, Fowler, Miller and Mast (Chairman). The Executive Committee met 12 times during 2003.

         The Corporation's Audit Committee has been established by and amongst the Board for the purpose of overseeing the accounting and financial reporting processes of the Corporation and the audits of its financial statements. In this capacity, the Audit Committee reviews with the Corporation's independent auditors, the audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviews the scope and results of the Corporation's internal auditing procedures; consults with the independent auditors and management with regard to the Corporation's accounting methods and the adequacy of its internal accounting controls; approves all professional services provided by the independent auditors; reviews the independence of the independent auditors; and reviews the range of the independent auditors' audit and nonaudit fees. The Audit Committee is composed of Messrs. Baker, Mast, Taylor and Yoder (Chairman). All members of the Audit Committee met the independence standards of Rule 4200 of the NASDAQ Marketplace listing standards. The Audit Committee operates pursuant to a written charter that is attached as an appendix to this Proxy Statement. The Audit Committee met 4 times during 2003.

         The Investment & Funds Committee is responsible for reviewing the securities portfolio of the Corporation and makes recommendations to the full Board on matters affecting the market for the Corporation's common stock and the Corporation's dividend policy.

         The Loan Committee reviews loan policy matters and approves loan requests as required by internal policy.

         The Board of Directors of the Corporation meets bi-monthly for its regular meetings and upon call for special meetings. During 2003, the Board met 24 times. All Directors of the Corporation attended at least 75 percent of the Board and Committee Meetings that they were scheduled to attend during 2003.

         Director Compensation

         Directors of the Corporation and its subsidiary, The Killbuck Savings Bank Company, received an annual retainer of $8,400 during 2003. The Chairman of the Board received an annual retainer of $10,800. Effective January 1, 2004, the fee stayed the same. In addition, committee members receive $150 per committee meeting attended.

         Communications with the Board of Directors

         The Board of Directors has not established a formal process for security holders to send communications to the board of directors. The Board of Directors has determined that in light of the general accessibility of the directors in the community served by the Company, no such process is required.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Corporation's Board of Directors (the "Committee") is composed of four directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the Board of Directors. The members of the Committee are directors Baker, Mast, Taylor and Yoder. The Committee recommends to the Board of Directors the selection of the Corporation's independent accountants.

         Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

         In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Corporation's independent accountants also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Corporation and its subsidiaries is compatible with maintaining the independence of the independent accountants.

         Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

Michael S. Yoder, Chairman
John W. Baker
Allen R. Mast
Kenneth E. Taylor

         The Corporation's independent accountants billed the aggregate fees shown below for audit and all other services rendered to Corporation and its subsidiaries for fiscal years 2002 and 2003, respectively.

                                               2002                         2003
                                               ----                         ----

         Audit Fees:                         $35,900                     $40,470

         Audit-Related Fees:                      $0                          $0

         Tax Fees:                            $7,500                      $8,000

         All Other Fees:                     $27,750(1)                       $0

----------
(1) "All Other Fees" paid for fiscal year 2002 related to internal auditing services

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following remuneration table sets forth all direct remuneration paid by the Bank in 2003, 2002, and 2001 to the Corporation's President and Chief Executive Officer, Executive Vice President and Chief Financial Officer.

                           SUMMARY COMPENSATION TABLE

                                                                      Annual Compensation

                                                                                                    Other Annual
       Name and Principal Position               Year             Salary           Bonus            Compensation
       ---------------------------               ----             ------           -----            ------------
Mr. Luther E. Proper                             2003            $163,918         $26,191              $1,120
President and Chief Executive Officer            2002            $148,215         $25,260              $1,052
                                                 2001            $138,757         $27,029               $943

Mr. Craig A. Lawhead                             2003            $100,548         $15,127                 -
Executive Vice President                         2002            $95,250          $14,252                 -
                                                 2001            $90,000          $15,460                 -

Ms. Diane S. Knowles                             2003            $96,942          $13,921                 -
Chief Financial Officer                          2002            $91,588          $13,016                 -
                                                 2001            $86,675           $7,876                 -



 REPORT OF THE EXECUTIVE COMMITTEE OF KILLBUCK BANCSHARES, INC. ON COMPENSATION

         Under rules established by the Securities and Exchange Commission (the "SEC"), the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's President and Chief Executive Officer and, if applicable, the four other most highly compensated Executive Officers, whose compensation exceeded $100,000 during the Corporation's fiscal year. The disclosure requirements, as applied to the Corporation, include the Corporation's President and Chief Executive Officer, Mr. Luther E. Proper, Executive Vice President, Mr. Craig A. Lawhead and Chief Financial Officer, Ms. Diane S. Knowles. The Executive Committee of the Corporation has the responsibility of determining the compensation policy and practices with respect to all Executive Officers. At the direction of the Board of Directors, the Executive Committee has prepared the following report for inclusion in this Proxy Statement.

         Compensation Philosophy. This report reflects the Corporation's compensation philosophy as endorsed by the Executive Committee. The Executive Committee makes a recommendation regarding the level of compensation for Mr. Proper. The Executive Committee determines the level of compensation for all other Executive Officers within the constraints of the amounts approved by the Board.

         Essentially, the executive compensation program of the Corporation has been designed to:

         - Support a policy that rewards Executive Officers for positive corporate performance;
         - Motivate key Executive Officers to advance the strategic business goals of the Corporation; and
         - Provide competitive executive compensation opportunities that allow the Corporation to compete for and retain talented executives who are critical to the Corporation's long-term success.

         Salaries. Effective January 1, 2003, the Executive Committee recommended and the Board increased the salary paid to Mr. Proper. The increase reflected consideration of competitive data reported in compensation surveys and the Executive Committee's subjective assessment of the performance of such executives over the intervening year and recognition of the Corporation's performance during 2002. In addition, the Executive Committee approved compensation increases for all other Executive Officers of the Corporation.

         Cash Bonus Plan. The Corporation maintains a cash bonus plan (the "Bonus Plan") which allocates a portion of the Corporation's net income for the purpose of employee cash bonuses on an annual basis. The award of a bonus to any employee under the terms of the Bonus Plan is wholly discretionary and in the case of Mr. Proper is determined by the Board of Directors upon the recommendation of the Executive Committee, and in all other cases is determined by the Executive Committee upon recommendation of management.

         It is the Executive Committee's policy that a significant portion of executive compensation should be payable in an annual bonus, such bonus to be based principally upon the overall financial performance of the Corporation.

THIS REPORT ON COMPENSATION IS SUBMITTED BY THE EXECUTIVE COMMITTEE MEMBERS:

         John Baker
         Richard Fowler
         Ted Bratton
         Max Miller
         Allan Mast

            EXECUTIVE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
                         AND OTHER RELATED TRANSACTIONS

         The following individuals served as members of the Executive Committee during the last completed fiscal year: John Baker; Richard Fowler; Ted Bratton; Max Miller; and Allan Mast. Additionally, Luther E. Proper, the Corporation's President and Chief Executive Officer served as an Ex Officio member of the Executive Committee of the Corporation, which is responsible for compensation matters (see "Report of the Executive Committee of Killbuck Bancshares, Inc. on Compensation" in this Proxy Statement). Although Mr. Proper attends meetings of the Executive

         Committee as an Ex Officio member, he did not attend those portions of meetings, nor participate in any decisions, regarding his own compensation as an Executive Officer.

         In addition, Directors of the Corporation and their associates were customers of, and have had transactions with, the Corporation in the ordinary course of business during 2003. These transactions consisted of extensions of credit by the Corporation in the ordinary course of business and were made on substantially the same terms as those prevailing at the time for comparable transactions with other persons. In the opinion of the management of the Corporation, those transactions do not involve more than a normal risk of being collectible or present other unfavorable features. The Corporation expects to have, in the future, banking transactions in the ordinary course of its business with Directors and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time of comparable transactions with others.





              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

           PERFORMANCE GRAPH - FIVE-YEAR SHAREHOLDER RETURN COMPARISON

         The SEC requires that the Corporation include in this Proxy Statement a line-graph presentation comparing cumulative five-year shareholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Corporation. The Corporation has selected the Dow Jones Equity Market Index and the Dow Jones Regional Bank Index for purposes of this performance comparison. The chart below compares the value of $100 invested on December 31, 1998, in the Corporation's stock, the Dow Jones Total Market Index and the Dow Jones Bank Index.

                                  [LINE GRAPH]


ASSUMES $100 INVESTED ON DECEMBER 31, 1998
IN KILLBUCK BANCSHARES, INC. COMMON STOCK
DOW JONES TOTAL MARKET INDEX & DOW JONES BANK INDEX

*TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS

                                12/31/1998    12/31/1999    12/31/2000    12/31/2001    12/31/2002    12/31/2003
                                ----------    ----------    ----------    ----------    ----------    ----------
Killbuck Bancshares, Inc.        $100.00        $107.09       $106.72       $105.60       $108.80        $113.30
Dow Jones Total Market Index     $100.00        $122.72       $111.35       $ 98.08       $ 76.43        $ 99.92
Dow Jones Bank Index             $100.00        $ 88.03       $103.74       $103.25       $101.30        $134.67

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports with regard to their ownership of Corporation Shares, and changes in such ownership, with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Corporation or written representations that no Form 5s were required, the Corporation believes that during 2003 all Section 16(a) filing requirements applicable to its Officers and Directors were complied with. The Corporation has no shareholders who are ten percent beneficial owners.

                              SELECTION OF AUDITORS

         S. R. Snodgrass, A.C. has been appointed to serve as the Independent Auditor for the Corporation and its subsidiary for the fiscal year ended December 31, 2003. It is the intention of the Corporation to appoint S. R. Snodgrass, A.C. as Independent Auditor for 2004. Representatives of S. R. Snodgrass, A.C. are expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and to have the opportunity to make any statements they consider appropriate.

                              SHAREHOLDER PROPOSALS

         If any stockholder of the Corporation wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Corporation to be held in 2005, the proposal must be received by the Secretary of the Corporation at the principal executive offices of the Corporation, 165 N. Main Street, Killbuck, Ohio 44637, prior to the close of business on November 20, 2004. On any other proposal raised by a stockholder for next year's annual meeting, the Corporation intends that proxies received by it will be voted in the interest of the Corporation in accordance with the judgment of the persons named in the proxy and the proposal will be considered untimely, unless notice of the proposal is received by the Corporation not later than February 4, 2005.

         The Corporation's Code of Regulations establish advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a stockholder meeting, it is necessary that you notify the Corporation: (i) with respect to an election to be held at an annual meeting of Shareholders, not fewer than 45 days in advance of the corresponding date for the date of the preceding year's annual meeting of Shareholders, and (ii) with respect to an election to be held at a special meeting of Shareholders for the election of Directors, the close of business on the seventh day following the date on which notice of such meeting is first given to Shareholders. Therefore a shareholder desiring to make a nomination for consideration at the annual meeting of the Corporation in 2005 must provide notice of such nominee to the Corporation not later than

March 12, 2005. In addition, the notice must meet all other requirements contained in the Corporation's Code of Regulations. Any stockholder who wishes to take such action should obtain a copy of the Code of Regulations and may do so by written request addressed to the Secretary of the Corporation at the principal executive offices of the Corporation.

                                  OTHER MATTERS

         The Board of Directors of the Corporation is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Corporation's 2003 report filed with the Securities and Exchange Commission, on Form 10-K, will be available without charge to shareholders on request. Address all requests, in writing, for this document to: Mr. Luther E. Proper, President & CEO, Killbuck Bancshares, Inc., 165 N. Main Street, Killbuck, Ohio 44637.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

         Only one Proxy Statement and Annual Report are being delivered to multiple security holders sharing an address unless the Corporation has received contrary instructions from one or more of the security holders. The Corporation will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and Annual Report to a security holder at a shared address to which a single copy of the documents was delivered. To request separate delivery of these materials now or in the future, a security holder may submit a written request to the Secretary of Killbuck Bancshares, Inc. at 165 N. Main Street, Killbuck, Ohio 44637 or call (330) 276-4881. Additionally, any security holders presently sharing an address who are receiving multiple copies of the Proxy Statement and Annual Report and would like to receive a single copy of such materials may do so by directing their request to the Corporation in the manner provided above.

                            KILLBUCK BANCSHARES, INC.
                    165 N. MAIN STREET, KILLBUCK, OHIO 44637

                                      PROXY
                       PLEASE SIGN AND RETURN IMMEDIATELY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2004


    The undersigned hereby appoints LUTHER E. PROPER, RICHARD L. FOWLER AND MICHAEL S. YODER, or any one of them (with full power of substitution for me and in my name, place and stead), to vote all the common stock of said Corporation, standing in my name on its books on March 20, 2004, at the stockholders meeting, to be held at THE MAIN OFFICE OF SAID CORPORATION LOCATED AT 165 N. MAIN STREET, KILLBUCK, OHIO ON APRIL 26, 2004 AT 7:30 P.M. (local time), or any adjournments thereof, upon all matters as set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1.  ELECTION OF THREE DIRECTORS TO CLASS C

    The Board of Directors recommends a vote "For" the election of the following nominees to the Corporation's Board of Directors:


             Ted Bratton       Max A. Miller                    Michael S. Yoder

    For All the Nominees       Withholding Authority for All the Nominees

             | |                                  | |

    TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE NOMINEES, DRAW A LINE THROUGH SUCH NOMINEE'S NAME.

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR AN ADJOURNMENT THEREOF.

This proxy will be voted as directed above, and if no direction is given, will be voted FOR PROPOSAL 1.


Dated:  ______________, 2004             _______________________________________

                                         _______________________________________
                                                    Signatures of stockholder(s)


          THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON. (WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN,
       PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.
                          ALL JOINT OWNERS MUST SIGN.)